GuidePath Conservative Income Fund
Schedule of Investments
June 30, 2024 (Unaudited)

INVESTMENT COMPANIES - 33.2%	Shares	Value
Domestic Fixed Income Funds - 33.2%
Invesco Senior Loan ETF	55,865	$1,175,399
iShares 0-5 Year High Yield Corporate Bond ETF	28,043	1,183,415
iShares 0-5 Year Investment Grade Corporate Bond ETF	38,411	1,891,742
SPDR Bloomberg Investment Grade Floating Rate ETF (a)	117,279	3,618,057
		7,868,613
TOTAL INVESTMENT COMPANIES (Cost $7,802,182)		7,868,613

U.S. TREASURY OBLIGATIONS - 8.3%	Par	Value
United States Treasury Notes
1.50%, 09/30/2024	750,000	742,787
4.50%, 11/30/2024	750,000	747,503
0.50%, 03/31/2025	500,000	482,923
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,975,055)		1,973,213

SHORT-TERM INVESTMENTS - 71.1%
Investments Purchased with Proceeds from Securities Lending - 12.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.46% (b)	2,916,900	2,916,900

Money Market Funds - 58.8%	Shares
JPMorgan U.S. Government Money Market Fund - Class IM, 5.25% (b)	13,966,706	13,966,706
TOTAL SHORT-TERM INVESTMENTS (Cost $16,883,606)		16,883,606

TOTAL INVESTMENTS - 112.6% (Cost $26,660,843)		26,725,432
Liabilities in Excess of Other Assets - (12.6)%		(2,991,447)
TOTAL NET ASSETS - 100.0%		$23,733,985

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $2,856,710 which represented 12.0% of net assets.
(b)	The rate shown represents the 7-day effective yield as of June 30, 2024.